                                                                   EXHIBIT 10.22

Private & Confidential




                            DATED February 28, 1997
                      -----------------------------------


                       CASTLE TRANSMISSION SERVICES LTD.           (1)

                                      and

                          CASTLE TOWER HOLDING CORP.               (2)



                      -----------------------------------

                              SERVICES AGREEMENT

                      -----------------------------------





                                  Norton Rose
                                    London

THIS SERVICES AGREEMENT is dated 28th day of February 1997 and is made BETWEEN:

(1) CASTLE TRANSMISSION SERVICES LTD. (No. 3196207) whose registered office is at Warwick Technology Park, Heathcote Lane, Warwick CV34 5DS ("the Company")

(2) CASTLE TOWER HOLDING CORP. of 510 Bering Drive, Suite 310, Houston, Texas TX 77057 ("the Contractor").

WHEREAS:

(A) This Agreement sets out the terms on which the Contractor has agreed to provide certain services to the Company.

(B) Without limiting the rights of the Company under this Agreement, it is the current intention of the parties hereto that this Agreement shall continue for a period of five years which period shall begin on the Commencement Date.

NOW IT IS HEREBY AGREED AS FOLLOWS:
-----------------------------------

1    Definitions
     -----------

In this Agreement, unless the contract otherwise requires:

"Agreement"                           means this  agreement including all its appendices;
"Commencement Date"                   means 28 February 1997
"Contract Year"                       means the period of 12 months commencing on the
                                      Commencement Date and each successive period of 12
                                      months thereafter;
"Contractor Default"                  means any material or persistent breach or
                                      persistent non-performance by the Contractor of the
                                      terms on which the Contractor is to provide the
                                      services pursuant to the provisions of this
                                      Agreement which, if capable of remedy, is not
                                      remedied 45 days after receiving written notice from
                                      the Company requiring the Contractor so to do;
"Contractor's Materials"              means any property of the Contractor (other than the
                                      New Material) including without limitation any know
                                      how, materials, products and methodologies
                                      proprietary to the Contractor;

"Group" means, in relation to a company, its subsidiaries, holding companies and any subsidiaries of any such holding companies ("holding companies" and "subsidiary" having ascribed thereto the meanings respectively attributed to them by section 736 Companies Act 1985 (as amended));

"Initial Period"           means the period commencing on the Commencement Date
                           and ending on the second anniversary thereof;

"Material Default"         means, in relation to a party to this Agreement,
                           that:

                           (i) it becomes unlawful for that party to perform its obligations pursuant to and in accordance with the provisions of this Agreement;

                           (ii) that party takes any action or legal proceedings are commenced for a general reconstruction or rescheduling of its debts (or its equivalent in the jurisdiction of incorporation of that party) or for its winding up or dissolution;

                           (iii) a liquidator, receiver or an administrative receiver or similar is appointed over the assets of or a petition is granted for an administration order (or its equivalent in the jurisdiction and incorporation of that party) in respect of that party;

"New Material"             means any works and materials to the extent created,
                           developed, written or prepared by the Contractor solely in relation to the Services;

"Services"                 means services falling within the scope of the
                           categories of services listed in the schedule to this Agreement;

"Yearly Fee"               means the sum of (Pounds)240,000 (subject to
                           adjustment for the fourth and subsequent Contract
                           Years by agreement between the parties) to be paid by the Company to the Contractor in respect of Services provided in the relevant Contract Year.

2    Appointment
     -----------

2.1 The Contractor agrees to provide the Services to the Company as may reasonably be required by the Company from time to time.

2.2 Without limiting the generality of clause 2.1, the parties acknowledge that the Company may request the Contractor to provide services relating to training and research and development as described in part B of the schedule to this Agreement on a contract basis on commercial arm's length terms and conditions (including as to fees) to be separately agreed and the parties shall negotiate in good faith with a view to agreeing such terms and conditions as soon as practicable after the date of such request by the Company. For the avoidance of doubt, the fees for such services shall be in addition to the Yearly Fee.

3    Fees and expenses
     -----------------

3.1 In consideration of the agreement of the Contractor to provide the Services, the Company shall (subject to clause 5.1) pay to the Contractor the Yearly Fee (together with value added tax thereon, if applicable).

3.2 The Company agrees to reimburse the Contractor for all reasonable out-of-pocket expenses (together with any value added tax thereon) incurred by it or its employees in connection with the provision of the Services and any additional services to be provided pursuant to clause 2.2. Such out-of-pocket expenses shall be payable by the Company within 30 days after receipt by the Company of the Contractor's invoice in respect of the same.

3.3 The Yearly Fee shall be payable in such manner and at such times as the parties may agree and, in the absence of agreement, shall be paid in 12 equal instalments monthly in arrears.

3.4 Any instalment of the Yearly Fee and any amount in respect of the Contractor's reasonable out-of-pocket expenses which is not paid on its due date shall bear interest at 2 per cent. per annum above the base rate of Barclays Bank PLC from time to time from the due date for payment until payment is actually made.

3.5 If this Agreement shall, in accordance with its terms, terminate other than on the last day of a Contract Year, the Yearly Fee payable in respect of that year shall be apportioned on a time apportionment basis.

4    Other Obligations
     -----------------

4.1 The Contractor shall provide the Services using reasonable skill and care and reasonably promptly and to a standard which might reasonably be expected of a person providing services of the type which the Contractor is obliged to provide pursuant to the provisions of this Agreement.

4.2 The Company and the Contractor shall liaise together with a view to agreeing a rolling schedule of future Services which are likely to be required by the Company.

4.3 The Contractor shall in no circumstances be liable for indirect or consequential loss (including loss of profits) deriving from the provision or failure to provide any Services to the Company.

4.4 The Company acknowledges that the Contractor's Materials shall remain the property of the Contractor and that save as provided in clause 4.5, the Company shall not acquire any rights or interest in the Contractor's Materials under this Agreement.

4.5 The parties agree that any intellectual property which is created solely by reason of the provision of the Services shall either belong to the Company or shall be licensed on a non-exclusive basis to the Company on a royalty-free basis.

5    Annual Review
     -------------

     Not later than three months before the end of the third and each subsequent Contract Year, the parties shall discuss in good faith the extent and quality of the Services provided during that Contract Year, the extent to which the Yearly Fee for that Contract Year represents a fair and equitable fee for the provision of those Services and the extent to which the Yearly Fee would represent a fair and equitable fee for the provision of those Services which are then forecast to be required by the Company during the Contract Year next following, all with a view to agreeing a mutually acceptable Yearly Fee for the Contract Year next following (but on the basis that the Yearly Fee shall not be reduced unless any such reduction is justifiable on objective grounds).

6    Term and Termination
     --------------------

6.1 Subject to the rights of the Company under the remaining provisions of this clause 6, this Agreement shall continue for the Initial Period and thereafter may be terminated by the Company at any time by giving twelve months notice in writing to the Contractor save that the Company agrees that (subject to and without limiting its rights under the remaining provisions of this clause 6), it shall not give notice to terminate this Agreement under this clause 6.1 unless the directors for the time being of the Company shall in good faith determine that the Services provided by the Contractor are not required or are not value-enhancing or that they cease to be commercially acceptable or cost effective for the Company. Either party may terminate this Agreement by giving twelve months notice in writing to the other to expire not earlier than the end of the fifth Contract Year.

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

6.2 The Company shall be entitled at any time after the Commencement Date and by giving notice in writing to the Contractor to terminate this Agreement with six months notice for Contractor Default.

6.3 Either party shall be entitled by giving notice to the other to terminate this Agreement with immediate effect if that other party is in Material Default.

6.4 Any termination by the Company of or the exercise by the Company of its rights to terminate the provisions of this Agreement in accordance with this clause 6 shall be without payment of compensation or damages whatsoever to the Contractor (but without prejudice to any sums due and payable under the terms of this Agreement for Services already provided by the Contractor in accordance with the terms of this Agreement).

6.5 It is hereby acknowledged by the parties hereto that the Contractor shall be given notification of any further services required by the Company from time to time where the services required are of a type which, in the opinion of the Company acting in good faith, the Contractor has the know-how to so provide so as to give the Contractor the opportunity to tender. The Company shall, in good faith, consider any application to tender for services made by the Contractor in these circumstances and, in the event that such tender is unsuccessful, shall provide the Contractor with a full explanation of the reasons therefor.

6.6 No director nominated by the Contractor or any company in its Group nor shall the Contractor or any company in its Group be entitled to participate in any decision of the Directors of the Company which is expressed in this Agreement as being a decision to be made by the Company (provided however that the Contractor shall be entitled to participate in any discussions leading up to such decisions).

7    Assignment and sub-contracting
     ------------------------------
7.1 Neither party may assign any of its rights under this Agreement without the consent of the other, such consent not to be unreasonably withheld.

7.2 The Contractor may not sub-contract or delegate the performance of its obligations under this Agreement (save to a company which is a subsidiary or holding company of the Contractor, or which is a subsidiary of any such holding company).

8    Notices
     -------

8.1 All notices and other communications required or permitted under this Agreement shall be in writing and shall be delivered personally, sent by air courier (in the case of notices given by a party in one jurisdiction to a party in another), first class pre-paid post (in the case of a notice given by a party in one jurisdiction to a party in the same jurisdiction), telexed or sent by facsimile transmission (and promptly confirmed by air courier service in the case of notices sent from one jurisdiction to another and by first class pre-paid post in the case of notices sent by a party in one jurisdiction to another party in the same jurisdiction). Any such notice shall be deemed given when so delivered personally, telexed or sent by facsimile transmission or air courier or first class pre-paid post to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

     the Company: if to the Company, to:
     ------------

     the Company at its registered office for the time being
     Attention:  the Managing Director
     the Contractor: if to the Contractor, to:
     --------------

     Castle Tower Holding Corporation
     510 Bering Drive
     Suite 310
     Houston
     Texas TX 77057
     Attn: Ted B. Miller Jr
     Fax: 713 974 1926

9    Confidentiality
     ---------------

9.1 All information given by the Company to the Contractor or otherwise obtained by the Contractor relating to the business or operations of the Company or of any person, firm, company or organisation associated with the Company including, without limitation, the names and other particulars of the Company's customers or clients (except for information which is in or enters the public domain other than by breach of this clause 9.1) will be treated by the Contractor, its employees, agents and sub-contractors as confidential and not used other than for the benefit of the Company nor disclosed to third parties without the prior written consent of the Company.

9.2 All information given by the Contractor to the Company or otherwise obtained by the Company relating to the business or operations of the Contractor or of any person, firm, company or organisation associated with the Contractor (other than information which is supplied in the provision of the Services) including, without limitation, the names and other particulars of the Contractor's customers or clients (except for information which is in or enters the public domain other than by breach of this clause 9.2) will be treated by the Company, its employees, agents and sub-contractors as confidential and not used other than for the benefit of the Contractor nor disclosed to third parties without the prior written consent of the Contractor.

9.3 The foregoing obligations as to confidentiality shall remain in full force and effect notwithstanding any termination of this Agreement.

10   Force Majeure
     -------------

     Neither party will be liable to the other for any loss or damage suffered as a direct or indirect result of any failure to provide any of the Services or to perform or observe any other obligation in this Agreement as a result of the occurrence of any of the following: act of God, governmental act, war, fire, flood, explosion and commotion or industrial dispute of a third party which prevents or substantially hinders such performance and observance PROVIDED THAT in the event of any such

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

     circumstances arising the non-performing party shall as soon as practical give notice thereof in writing to the other party with reasonable details of the nature of the particular circumstances and the anticipated duration of suspension or other inhibition on performance and shall further notify the other party on the cessation of any such circumstances as are described in this clause.

11   Secondment
     ----------

     The provision of Services under this Agreement may include the provision of services of an employee of the Contractor made available on a full or part time basis to the Company by means of secondment in which event the individual shall remain an employee of the Contractor.

12   General
     -------

12.1 Nothing in this Agreement shall be deemed to create a partnership or agency relationship between the Company and the Contractor or be deemed to authorise either party to incur any liabilities or obligations on behalf of or in the name of the other.

12.2 A waiver (whether express or implied) by one of the parties of any of the provisions of this Agreement or of any breach of or default by the other party in performing any of those provisions shall not constitute a continuing waiver and that waiver shall not prevent the waiving party from subsequently enforcing any of the provisions of this Agreement not waived or from acting on any subsequent breach of or default by the other party under any of the provisions of this Agreement.

12.3 Any amendment, waiver or variation of this Agreement shall not be binding on the parties unless set out in writing, expressed to amend this Agreement and signed by or on behalf of each of the parties.

12.4 The invalidity, illegality or unenforceability of any of the provisions of this Agreement shall not affect the validity, legality and enforceability of the remaining provisions of this Agreement.

13   Governing law and jurisdiction
     ------------------------------

13.1 This Agreement shall be governed by and construed and interpreted in accordance with the laws of England.

13.2 Each of the parties (for itself and on behalf of its respective holding and subsidiary companies and the directors, employees and agents of each of them) agrees that the English Courts shall have exclusive jurisdiction to hear and decide any and all claims, disputes, complaints, actions or proceedings ("Claims or Proceedings") whether in contract or tort, which may arise at any time out of or in connection with any of the matters referred to in this Agreement, including, but not limited to, any Claim or Proceedings asserting dishonesty, improper or illegal conduct or breach of trust or duty or based on the effects of any of those matters in any jurisdiction and any Claim or Proceedings which may be material to either of the parties but of which that party is unaware or does not suspect exists and for this purpose each of the parties irrevocably submits to the exclusive jurisdiction of the English Courts.

13.3 The Contractor hereby irrevocably authorises and appoints Norose Notices Limited (AMC/99/Z135214, for the attention of the Director of Administration) at its registered office for the time being (or such other person resident in England as the Contractor may by notice to all other parties substitute) to accept service of all legal process arising out of or connected with this Agreement and service on Norose Notices Limited (or such substitute) shall be deemed to be service on the party concerned.


IN WITNESS whereof this Agreement has been entered into the day and year first above written.

SIGNED by                                     )
                                              )
 .........................................     )
for and on behalf                             )
of the Company                                )       /s/ Ted B. Miller, Jr.
                                                     .......................
                                                     Duly authorised



SIGNED by                                     )
                                              )
 .......................................       )
for and on behalf                             )
of the Contractor                             )       [Illegible signature]
                                                     .......................
                                                     Duly authorised

                                   Schedule 1
                                  The Services



Part A
------
 .        Ted Miller, CEO of CTC, who will become CEO of Newco, and David Ivy,
         CFO of CTC, have both committed personally to provide commercial and financial expertise to Newco.

 .        Marketing support for launching new services in the UK and worldwide

 .        Infrastructure development and management expertise

 .        Financial, accounting and IT expertise

Part B
------

 .        Site acquisition and development training.

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